UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2025

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41488	82-5089826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Professional Drive, Suite 260

Gaithersburg, MD 20879

(Address of principal executive offices) (Zip Code)

(240) 430-4212

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.00001 per share	SHPH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, Shuttle Pharmaceuticals, Inc. (“Shuttle Pharma”), a wholly owned subsidiary of Shuttle Pharmaceuticals Holdings, Inc. (the “Company”), entered into a work order (the “Work Order”) with Theradex Systems, Inc., a New Jersey contract research organization (“CRO”), for purposes of supporting Shuttle Pharma’s “Phase 2 Study of Ropidoxuridine as a Radiation Sensitizing Agent During Radiotherapy in Patients with Newly Diagnosed IDH-Wildtype Glioblastoma with Unmethylated MGMT Promotor.” On January 23, 2025, Shuttle Pharma entered into a change order to the Work Order (the “Change Order”) effective as of February 1, 2025. Pursuant to the Change Order, the key changes include, among others, increasing the number of patients in Phase 2 from 15 to 16, due to inclusion of a replacement patient, increasing the number of sites in “Phase 2 - Start up” from four to six, and adding one more investigator site and safety teleconference per activity to allow for medical monitor review of safety data prior to the teleconference. Additionally, the Change Order includes several small increases in budget due to an increase in the number of sites within “Phase 2 – Start up” phase from four to six and a small increase in pass-through costs due to an increase in travel costs relating to additional site monitoring regulatory visits associated with the increased number of sites.

The foregoing description of the Change Order does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, the form of which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Change Order, dated January 23, 2025, between Shuttle Pharmaceuticals, Inc. and Theradex Systems, Inc.*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Certain portions of this exhibit have been redacted because it (i) is not material and (ii) is the type of information that the company normally treats as private or confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.

Dated: January 28, 2025

	By:	/s/ Anatoly Dritschilo
	Name:	Anatoly Dritschilo
	Title:	Chief Executive Officer